HOTEL/MOTEL MANAGEMENT AGREEMENT
                        --------------------------------

         This Hotel/Motel Management Agreement (this "Agreement") is made on the date specified on Schedule I by and between Owner (identified on Schedule I) and HMGT MANAGEMENT CORPORATION (hereinafter referred to as "Manager"), a Delaware corporation, having offices at 13663 Jupiter Road, Suite 401, Dallas, Texas 75238.

                                    Preamble

         Owner is the owner of that certain real property, improved by a hotel facility (the "Hotel"), described on Schedule I. Owner and Manager have entered into this Agreement to provide for the management and operation of the Hotel. The definitions for the capitalized terms contained in this Agreement are found in Article 14.

1.       APPOINTMENT AND TERM.

         1.01 Appointment. Owner hereby appoints Manager as manager of the Hotel with the obligation to direct, supervise, manage and operate the Hotel. Owner will not employ any other party to manage the Hotel during the term(s) of this Agreement.

         1.02 Operation Team. The initial operating term of this Agreement will commence at 12:01 A.M. on the date identified on Schedule I (the "Commencement Date") and terminate at 11:59 P.M. on the expiration date identified on Schedule I (the "Expiration Date").

         1.03 Management Procedures. Manager will consult with Owner on a periodic and regular basis with respect to the management of the Hotel. Manager, on behalf of Owner, may take all actions it deems appropriate for the operation of the Hotel and will carry out all written directives of Owner, excepting directives (i) contrary to law, (ii) inconsistent with the contractual obligations of Owner or (iii) which will subject Manager to liability above and beyond Manager's responsibilities contemplated by this Agreement Owner's written directives will be delivered to Manager's regional vice president of operations responsible for the Hotel and not the general manager on site at the Hotel. For purposes of communications between Manager and Owner, Owner's authorized representatives will be those individuals identifed in writing by Owner.



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2.       HOTEL OPERATIONS.

         2.01 Hotel Management Services. Manager will manage the Hotel in accordance with standards and policies appropriate for the operation of comparable facilities, including the Standards and policies of Owner's Franchiser, if any. Manager will perform the activities contained on
         Schedule I, but only to the extent that sufficient funds are available to Manager to perform those activities.

         2.02 Employees.

              A. Manager will select a general manager and the department heads for the Hotel and all personnel, which Manager determines to be necessary for the operation of the Hotel (collectively, the 'Employees"). All Employees will be employed at Owner's cost and expense, but will be employees of Manager. However, at the sole option and discretion of Manager, Manager may procure the Employees from a third party employee leasing company.

              B. All decisions with regard to the terms of employment, including but limited to compensation, bonuses, fringe benefits, discharge, and replacement of all Employees, will be made and implemented directly by Manger or through the general manager, department heads, or any of their designees under the supervision of Manager.

              C. Manager will administer necessary employee benefit programs, maintain all necessary records, file all necessary reports, and pay, for the account of Owner, out of the Hotel Accounts, all taxes that relate to the Employees.

              D. Manager will assist Owner in responding to organizational efforts by unions and in negotiating and implementing union agreements that relate to Owner's employees. With respect to Manager's employees, only Manager will respond to organizational efforts by unions and have contractual authority with respect to the terms of any union contract. Additionally, Manager shall not be required (by Owner) to take actions which will unreasonably increase Manager's liabilities under any union contract. Upon termination of this Agreement, Owner will assume Manager's obligations under any union contract with respect to Employees hired by Owner at that time.

         2:03 Capital Replacements.

              A. An independent and segregated replacement reserve account will be created in the name of Owner (the "Capital Replacement Reserve Account"). The Capital Replacement Reserve Account will be funded by transferring on the tenth
                     (10th) of each month a sum equal to the percentage identified on Schedule I of the Gross Revenue of the preceding month.


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              B.     Proceeds (insurance or otherwise) received in reimbursement
                     for   expenditures   previously   charged  to  the  Capital
                     Replacement Reserve Account for Capital. Replacements and all proceeds from the sale of any capital items determined by Manager to no longer be needed or appropriate for the operation of the Hotel or to be replaced, will be added to the Capital Replacement Reserve Account.

              C. Manager will administer the Capital Replacement Reserve Account on behalf of Owner. The proceeds of the Capital Replacement Reserve Account will be applied to Capital Replacements in accordance with the Annual Plan or with the Owners approval.

3.       ANNUAL PLAN.

         3.01 Preparation and Submission. Owner and Manager acknowledge that the budgeting process is a critical factor to the successful operation of the Hotel and is also a key communication link between the parties. Not later than thirty (30) days after the Commencement Date, Manger will submit to Owner, for its approval, an operating budget for the initial Operating Year. For purposes of this Article 3, the operating budget for the initial Operating Year will be deemed to be the Annual Plan for that year. Thereafter, Manager will submit to Owner, for its approval, not later than thirty (30) days before the beginning of each Operating Year the proposed annual plan for the Hotel (the "Annual Plan") comprised of the following:

              (a) A statement of the estimated income and expenses for the Operating Year, including assumptions as to payroll, room rates, and occupancies, which will reflect the estimated results of operations for each month of the Operating Year;

              (b) Either as part of the statement of the estimated income and expenses referred to in the preceding clause (a), or separately, budgets covering proposed expenses for the coming Operating Year for (i) Capital Replacements and (ii) Operating Equipment;

              (c)    A marketing plan; and

              (d) A monthly cash flow forecast which presents the amount of funds that must remain in the Hotel Accounts as of the end of each month during the Operating Year to assure sufficient moneys for working capital and expenditures authorized trader the Annual Plan.



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         Owner  acknowledges that Manager's budgets and forecasts are management tools to be used solely for internal management purposes and does not represent performance standards or warranties of performance by Manager. In preparing all budgets and forecasts and the estimated profit and loss statements comprising the Annual Plan, Manager will base its estimates upon the most recent and reliable information available, taking into account the location of the Hotel and Manager's experience in hotel operations. Manager expressly disclaims any warranty of or representations as to results of operations of the Hotel.

         3.02 Owner's Approval. Owner will review the Annual Plan within fifteen
         (15) days after receiving such Annual Plan. Within fifteen (15) days after Owner completes its review, Owner and Manger will meet at Manager's offices to discuss Owners comments and to review Manager's financial and operational analysis. If an agreement is not reached by the first day of the Operating Year, the Annual Plan will be based on actual results of the previous Operating Year.

         3.03 Compliance with Annual Plan. Manager will use reasonable efforts to comply with the Annual Plan and will not incur any material additional expense or change materially the manner of operation of the Hotel without the written approval of Owner.

         3.04 Agreement Limitation. Manager will not enter into any commitment on behalf of Owner requiring payments of amounts in excess of the amount set forth on Schedule I or requiring performance over a time period in excess of the period set forth on Schedule I without the written approval of Owner.

         3.05 Emergencies. The limitations of Sections 3.03 and 3.04 do not apply to emergency repairs or emergency actions. For the purposes of this Section 3.05, an emergency means an unforeseen circumstance that in the opinion of Manager requires immediate action which cannot be delayed in order to minimize injury to the Hotel or injury to any person or property.

4.       HOTEL ACCOUNTS: MAINTENANCE OF MINIMUM BALANCE.

         4.01 Hotel Bank Accounts. Manager will conduct its various banking affairs required by this Agreement, subject, however, to Owner's approval. Manager will have no liability for any loss to Owner as a result of any bank insolvency or failure or as a result of any negligence or misconduct of any ank or its employees. All funds received in the operation of the Hotel will be, deposited into one or more special accounts bearing the name of the Hotel (the "Hotel Accounts"), or the Capital Replacement Reserve Accounts as appropriate, in the banks so selected by Manager. Owner's funds will not be co-mingled with funds of Manager or funds of other hotels managed by Manager. However, all of the




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         Hotel's   disbursements   will  be  made  out  of  a  common  corporate
         disbursement account along with disbursements for other hotels, which will be funded only at time of payment from the Hotel Accounts or, as to Capital Replacements, from the Capital Replacement Reserve Account.

         4.02 Minimum Balance. Upon establishment of Hotel Accounts and at Manager's direction, Owner will deliver to Manager for deposit in the Hotel Accounts the sum set forth on Schedule I (the "Minimum Balance") and will advance additional funds from time to time, within three (3) working days of receipt of a written request from Manager, to maintain the Minimum Balance.

5.       BOOKS AND RECORDS.

         5.01 Maintenance of Books and Records. Manager will keep complete and adequate books of account and such other records as are necessary to reflect the results of the operation of the Hotel. Manager will keep the books and records for the Hotel in all material respects in accordance with the Uniform System of Accounts, on an accrual basis, in accordance with generally accepted accounting principles consistently applied.

         5.02 Location Examination and Inspection. Except for the books and records which may be kept in Manager's home office or other suitable location, pursuant to the adoption of a control billing system or other centralized service, the books of account and all other records relating to or reflecting the operation of the Hotel will be available to Owner and its representatives upon reasonable request for examination, inspection and transcription.

         5.03 Owner to Receive All Books and Records upon Termination. Upon any termination of this Agreement, all original books and records not kept at the Hotel, will be turned over to the Owner forthwith so as to ensure the orderly continuance of the operation of the Hotel, provided, however, Manager will, at its expense, be entitled to retain copies of all books and records wherever located.

         5.04 Reports to Owner.

              A. Manager will deliver, not later than the twentieth (20th) day of the month, a detailed (i) profit and loss statement showing the results of operation of the Hotel for the prior month and the year to date, with a comparison to the forecasts contained in the then Current Annual Plan; (ii) market segmentation report; (iii) accounts receivable aging report as of the end of the previous month; and (iv) report of cash balances at month end.



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              B.     Within  ninety  (90) days  after the end of each  Operating
                     Year, Manager will deliver a balance sheet, a profit and loss statement, and a statement of cash flows. Costs of a certified audit or any other reports by an independent certified public accountant, if and when requested by Owner, will be an Operating Expense and will be directed as to scope and content by Manager.

              C. At Owner's request, Manager will further deliver financial reports required by third parties. If Manager incurs substantial additional costs in producing these reports, these additional costs will constitute an Operating Expense.

         5.05 Final Accounting. Upon termination of this Agreement, for any reason, Manager will promptly deliver to Owner, but will be permitted to retain a copy of, the following:

              (a) A final accounting, reflecting the balance of income and expenses of the Hotel as of the date of termination;

              (b) Any balance of funds in the Hotel Accounts, or elsewhere, held by Manager with respect to the Hotel (after payment or reservation with respect to all committed obligations); and

              (c) All books and records of the Hotel (including those stored on computerized software), and all contracts, bookings, reservations, leases, receipts for deposits, unpaid bills and other records, papers or documents which pertain to the Hotel, and duplicate copies of the personnel records of employees of the Hotel (provided, Manager will not be required to turn over computer software, but will provide all printouts from the software related to the Hotel).

         5.06 Form of Reports. All reports will be in Manager's customary detail and form for managed properties. A sample of a profit and loss statement is attached as Schedule III.

6.       MANAGEMENT FEE AND EXPENSES.

         6.01 Management Fees.

              A. Owner will pay to Manager a base management fee (the "Base Management Fee") and an incentive management fee (the "Incentive Management Fee") together with any sales and use taxes.


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              B.     The Base  Management Fee will be equal to the percentage of gross Revenues set forth on Schedule I with respect to each separate, full or partial month during the term of this Agreement. The Base Management Fee will be payable no later
                     than  the  tenth  (10th)  day  of  the  month   immediately
                     succeeding the month for which the Base Management Fee is, earned.

              C.     The  Incentive  Management  Fee  will  be as set  forth  on
                     Schedule I. The Incentive Management Fee for each Operating Year will be paid in substantially equal Monthly installments based upon the anticipated Incentive Management Fees for the Operating Year as determined in the current Annual Plan, as adjusted during the Operating Year, and will be payable no later than the tenth (10th) of each month. The Incentive Management Fee will be based on actual results after the first month that the Hotel is managed by Manager.

         6.02 Accounting Service Fees. Manager will charge, and Owner will pay to Manager, an accounting service fee as set forth on Schedule I.

         6.03 Reimbursement of Costs and Expenses. Owner will reimburse Manager for all costs and expenses incurred by Manager for Owner's account in the ordinary course of business under the terms and provisions of this Agreement, and such reimbursement items will include, but not be limited to, the following:

              (a) The salaries and wages, including costs of payroll taxes, bonuses, retirement plan contributions, fringe benefits, and related payroll items incurred with respect to Manager's employees assigned to the Hotel;

              (b) Expenses for shared services and purchases (equitably allocated to each hotel benefitting from the shared services or purchases in a manner consistent with Manager's allocation policy uniformly applied to all managed hotels.)

              (c) All taxes, including sales and use taxes and similar assessments levied against all fees and reimbursements payable by Owner to Manager or Manager's affiliates under this Agreement.

7.       DISBURSEMENTS.

         7.01 Priority of Payments. All Gross Revenues will be deposited in the Hotel Accounts as and when received, Manager is authorized to and will disburse on a





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         current  basis,  on behalf of Owner,  funds from the Hotel Accounts (to the extent Available) in the following order of priority:

              (a) Payment of payroll and payroll taxes and other employment costs identified in Section 6.03 (a), including any sales and use taxes imposed on such costs;

              (b) Payment of all remaining sales and use taxes, including sales and use taxes on fees and reimbursements to Manager;

              (c)    Payment to Manager of all other  amounts due under  Article
                     6;

              (d) Payment of any Operating Expenses (i) payable to Manager, or (ii) with respect to which Manager has pledged its credit;

              (e)    Payment of all other Operating Expenses;

              (f)    Transfers pursuant to Section 2.03;

              (g) Payment (as allocated by Owner to the extent of available cash) of real estate and personal property taxes, debt service on the First Mortgage, rents and other sums due under any ground lease and Fixed Charges (not otherwise provided for in this schedule of priorities);

              (h) Other Cash Flow Expenditures (not otherwise provided for in this schedule of priorities); and

              (i)    Payment of the balance to Owner.

         Manager may reserve funds in the Hotel Accounts each month (i) for any of the above items that are not paid on a monthly basis for a period of up to twelve (12) months in advance and (ii) for cash deficiencies anticipated to occur at the Hotel during the ninety (90) day period following any monthly disbursement date.

         7.02 Remittances to Owner. Concurrently with delivery of the monthly statements required pursuant to Section 5.04A. Manager will remit to Owner all sums in the Hotel Accounts (except the Capital Replacement Reserve Account) in excess of the Minimum Balance plus reserve funds.

8.       INSURANCE.

         8.01 Maintenance of Insurance. Owner will maintain, at Owner's cost and expense, a comprehensive general liability insurance policy which includes, but is not necessarily limited to, coverage for products liability, inkeepers and dram shop liability, and comprehensive automobile liability, that insures both owner and Manager. In addition, Owner will maintain at its cost and expense other insurance of the types and in amounts prudent for hotels similar to the Hotel.

         8.02 Owners Methods of Obtaining Insurance. At its option Owner may procure and maintain the insurance regained by this Agreement by (i) undertaking the procuring of insurance directly in its own name and behalf, but naming Manager as an additional named insured, or (ii) agreeing to coverage under Manager's blanket polices in accordance with Manager's proposal at a price established by Manager.



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         8.03 Parties Insured,  Amount of Coverage,  Etc. All insurance policies provided for in Section 8.01 and 8.02 will include:

              (a) Manager and Owner as parties insured, as their interests may appear;

              (b) Coverage and deductible as will be reasonably agreed to from time to time by Manager and Owner;

              (c) Where appropriate the insurer's waiver of subrogation rights against Manager, and

              (d) A requirement that the insurer provide at least thirty (80) days notice of cancellation or material change in the terms and provisions of the policies.

         8.04 Evidence of Insurance. At least thirty (30) days prior to the expiration date of all insurance policies the party obtaining the insurance will provide the other party with a binder, or certificates of insurance, evidencing renewal.

         8.05 Limitations on Scope of Service. Although Manager believes that the insurance available under its blanket policies is adequate for its business purposes, it is not advising Owner as to insurance coverage's and Owner shall seek independent advice, Manager is not responsible for the solvency of any insurance carrier.

9.       INDEMNIFICATION.

         9.01 Indemnification to Manager. Owner will defend indemnify, and hold Manager harmless from and against any and all actions, suits, claims, penalties, losses, liabilities, damages, and expenses, including attorney's fees, arising out of Manager's performance of the services to be performed by Manager under this Agreement (whether directed by Owner or not), including (i) liabilities under statutes requiring notice as a prerequisite to the discharge of employees if Owner terminates this Agreement and (ii) liabilities arising with respect to any union contract related to the Hotel, except claims based upon Manager's gross negligence or willful misconduct, failure to act in good faith, or action beyond the authority granted to Manager by this Agreement.

         9.02 Indemnification to Owner. Manager will defend indemnify, and hold Owner harmless from and against any and all claims arising out of Managers performing the services to be performed by Manager under this Agreement to the extent claims arise on account of Manager's gross negligence, willful misconduct, failure to act in good faith, or action beyond the authority granted to Manager by this Agreement.

         9.08 Indemnified Parties. The indemnities contained in this Article 9 will tun to the benefit of both Manager and Owner, and the directors, officers, partners, agents and employees of Owner and Manager and of their affiliates.

         9.04 Certain Claims to be Operating Expenses. All costs and expenses, including attorneys' fees, arising out of claims of negligence against the Hotel by Employees or any proceeding before any state or federal employment commission, wages and hours commission, and union grievance committee, or any similar proceeding will be deemed an Operating Expense.

10.      CONDEMNATION.

         10.01 Full Condemnation. If (i) the entire Hotel is condemned, or (ii) only a portion is condemned but it is unreasonable to or Owner elects not to continue operating the remainder of the Hotel, this Agreement will terminate on the date when the ownership of the Hotel or condemning portion is

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         transferred  to the  condemning  authority and Manager will be paid the fee called for in Article 13. For purposes of this Article 10 a "condemnation" is any exercise of the power of eminent domain by any governmental authority, including a voluntary conveyance in lieu of judicial proceedings.

         10.02  Partial  Condemnation.  Upon any  condemnation  not  covered  by section 10.01,  unless owner elects to terminate  this Agreement  under
         Article 13, Owner will promptly repair the Hotel and restore it to operating condition.

11.       CASUALTY.

         11.01 Damage by Fire and Other Causes. If all or any part of the Hotel is damaged or destroyed by fire or other casualty, unless Owner elects to terminate this Agreement under Article 13, owner will promptly repair the Hotel and restore it to operating condition.

12.       TERMINATION FOR CAUSE.

         12.01 Termination by Manager. Manager may terminate this Agreement upon the occurrence of any of the following:


              (a) Owner defaults in its performance of any obligation of the Agreement and (i) fails to cure the default within thirty
                     (30) days after written notice or (ii) if the default is susceptible to cure but cannot be cured in thirty (30) days, then fails to commence within thirty (30) days and to diligently pursue the cure.

              (b) Manager notifies Owner that it has insufficient funds to repair or correct any condition at the Hotel which is in violation of any Legal Requirement or insurance requirement or presents a threat to life or personal safety and Owner fails to provide sufficient funds to repair or correct the condition within seven days of the notice.

         12.02 Termination by Owner. Owner may terminate this Agreement if Manager defaults in its performance of any term of the Agreement and
         (i) fails to cure the default within thirty (30) days after written notice or (ii) if the default is susceptible to cure but cannot be cured in thirty (30) days, then fails to commence within such thirty
         (30) days and to diligently pursue the cure.

         12.03 Remedies Reserved. Termination of this Agreement will not constitute the exclusively remedy of either Manager or Owner. Both Manager and Owner will retain all other remedies provided for in this Agreement and by law.

13.      TERMINATION FEE.

         13.01 Termination Fee. Owner may terminate this Agreement at any time by giving Manager sufficient notice to comply with all applicable laws, including laws governing notification to employees (but not less than thirty (30) days notice in any event), and including with its notice of termination, payment of the termination fee (the "Termination Fee") set forth on Schedule I, together with the balance due of any and all amounts due Manager under this Agreement, including the Base Management Fee and the Incentive Management Fee, earned through the date of termination.

         18.02 Additional Consideration. Owner acknowledges that Manager will suffer damage and be entitled to compensation if; as a result of Owner's breach of this Agreement, this Agreement terminates or Manager is otherwise unable to continue managing the Hotel. Accordingly, Owner, as additional consideration, agrees to pay to Manager at the termination of this Agreement upon owner's breach, the amounts set forth in Section 18.01, together with amounts sufficient to indemnify Manager against liability arising under any law governing notification to employees.


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14.      DEFINITIONS.

         14.01 "Accounting Services Fee". Has the meaning contained in Section 6.02.


         14.02 "Annual Plan". Has the meaning contained in Section 3.01.

         14.03 "Base Management Fee". Has the meaning contained in Section 6.01.


         14.04 "Capital Replacement Reserve Account". Has the meaning contained in Section 2.03.A.


         14.05 "Capital Replacement". Means the furnishings and equipment and other items, the cost of which for accounting purposes may not be expensed but trust be capitalized over a useful life of greater than one year according to generally acceptable accounting principles.

         14.06 "Commencement Date". Means the date contained on Schedule I.


         14.07 "Employees". Has the meaning contained in Section 2.02.


         14.08 "Excluded Revenues". Means (i) any gratuity or sales charges added to a customer's bill which are payable to Hotel employees, (ii) sales taxes, excise taxes, gross receipt taxes, admission taxes, entertainment taxes, tourist taxes or other similar taxes, (iii) proceeds from the sale of refinancing of the Hotel, (iv) abatement of taxes, and (v) proceeds of insurance, except business interruption insurance.

         14.09 "Expiration Date". Has the meaning contained in Section 1.02.


         14.10 "First Mortgage". Means the mortgage described in Schedule I.


         14.11 "Fixed Charges". Means any and all amounts paid or expenses incurred in connection with the following:


              (a) Rental and other charges imposed under any lease for the use, possession or operation of the Hotel;

              (b) Taxes (other than income and payroll taxes) including without limitation real and personal property taxes, business and occupation taxes, and utility taxes such as sewer taxes;

              (c)    Insurance (other than employee  benefits  insurance such as
                     workers'   compensation   insurance   and  health  or  life
                     insurance); and

              (d)    Transfers to the Capital Replacement Reserve Account.

         14.12 "Fixed Expense Lease". Means any lease of real property and of furnishings and equipment which if not leased would be purchased and capitalized as fixed assets.

         14.13 "Franchise Cost". Means expenditures for compliance with the requirements of the Franchiser of the Hotel, including without limitation payment of royalties, marketing contributions, and reservation system fees, but excluding the cost of compliance with Franchiser's operating standards requiring Capital Replacements.

         14.14 "Franchiser". Means the hotel franchise company licensing the use of the Hotel name, if any.

         14.15 "Furnishing and Equipment". Means all furniture, finishing, equipment, fixtures, apparatus


HOTEL/MOTEL MANAGEMENT AGREEMENT -Page 11
--------------------------------
         arid other personal property used in, or held in storage for use in (or if the context so dictates, required in connection with), the operation of the Hotel, other than Operating Equipment and Operating Supplies.

         14.16 "Gross Revenues". Means all revenues of the Hotel and all its uses of every nature and kind regardless of source, excluding Excluded Revenues. By way of illustration but not limitation, Gross Revenues will include:

              (a) The amount received as payment for the use and occupancy of all guest rental units;

              (b) The amount received as payment for the use and occupancy of all meeting rooms, banquet function rooms, and public areas;

              (c) All revenues derived from the sale of food and other edibles in restaurants, lounges, meeting rooms, banquets, guest rooms, banquets, and any other location at the Hotel;

              (d) All revenues derived from the sale of liquor, beverages, and other potables in restaurants, lounges, meeting rooms, banquets, guest rooms, and any other location at the Hotel;

              (e) All revenues derived from the use of telephone in guest rooms or in public areas;

              (f) All revenues derived from leases, subleases, concessions, vending, valet services, swimming pool memberships, banquet extras, movies or income of a similar or related nature; and

              (g)    Proceeds of business interruption Insurance.

         14.17 "Ground Lease". Means the lease described on Schedule I.

         14.18 "Hotel". Means the Hotel described on Schedule I.

         14.19 "Hotel Accounts". Has the meaning contained in Section 4.01.

         14.20 "House Profit" or "Gross Operating Profit". Means Gross Revenues less operating Expenses.

         14.21 "Incentive Management Fee". Has the meaning contained in Section 6.01.

         14.22 "Legal Requirements". Means all laws, statutes, ordinances, orders, rules, regulations, permits, licenses, authorizations, directions and requirements of all governments and governmental authorities, which now or hereafter may be applicable to the Hotel and its operation.

         14.23 "Manager". Means HMGT Management Corporation, or its successor.

         14 24 "Minimum Balance". Has the meaning contained in Section 4.02.

         14.25 "Net Operating Income". Means House Profit less the Base Management Fee, the Incentive Management Fee, Fixed Charges and Other Cash flow Expenditures.

         14.26 "Operating Equipment". Means all china, glassware, linens, silverware and uniforms used in, or held in storage for use in (or if the context so dictates, required in connection with), the operation of the Hotel.


HOTEL/MOTEL MANAGEMENT AGREEMENT - Page 12
--------------------------------

         14.27 "Operating Expenses". Means any and all amounts paid or expenses incurred in connection with the operation of the Hotel, as determined in accordance with the Uniform System of Accounts for Hotels, in accordance with the generally accepted accounting principles, consistently applied, but exduding the Base Management Fee, Accounting Services Fee, Fixed Charges, and other cash flow expenditures and non-cash items such as depreciation. By way of illustration, but not limitation, Operating Expenses include:

              (a) Salaries, wages, payroll takes, bonuses, and employee benefits, including sales and use taxes imposed thereon, and payroll processing fees;

              (b)    Legal, accounting, and other professional fees;

              (c)    Fees for licenses and permits;

              (d)    Costs of Operating Supplies;

              (e)    Costs of Operating Equipment;

              (f)    Rentals under Operating Leases;

              (g)    Franchise Costs;

              (h) Expenses allocated by Manager in the ordinary course as Operating Expenses not otherwise itemized above, directly related to rooms, food, beverage, telephone, and other segregated outlets; and

              (i) Expenses not allocated by Manager in the ordinary course and not otherwise itemized above, including administrative and general expenses such as advertising, sales and promotion, utilities, and repair and maintenance (but not of Capital Replacements).

         14.28 "Operating Lease". Means leases of personal property, which are not, Fixed Expense Leases.

         14.29 "Operating Supplies". Means consumable items used in or held in storage for use in (or if the context so dictates, required in connection with), the operation of the Hotel, including but not limited to food and beverages, fuel, soap, cleaning material, matches, stationery and other similar items.

         14.30 "Operating Year". Means each twelve month period commencing on the First day of January (except for the first year which will commence on the Commencement Date) and ending on the subsequent December 31, (except for the last year which will end on the date of termination, whether by expiration of the term of the Agreement or otherwise).

         14.31 "Other Cash Flow Expenditures". Means any and ail expenses incurred in connection with the following:


              (a) Interest, principal, and other payments on any debt or other obligation for borrowed money, including debt service on any mortgage debt and rents and other charges on Fixed Expense Leases; and

              (b)    Payments  and   distributions   to  Owner.   Excepting  the
                     distribution required pursuant to Section 7.016).


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--------------------------------

         14.32 "Owner". Means the entity identified on Schedule I or its successors.

         14.33 "Termination Fee". Has the meaning contained in Section I.

         14.34 "Uniform System of Accounts". Means the Uniform System of Accounts for Hotels (Eighth Revised Edition, 1986) as revised from time to time; but not any subsequent revisions unless approved by both Owner and Manager in writing.

15.      GENERAL PROVISIONS.

         15.01 Estoppel Certificates.  Owner and Manager each, upon at least ten
         (10) days' notice, will execute and deliver to Owner, and to any third party having or about to have, a bona fide interest in the Hotel, a written certificate stating that this Agreement is unmodified and in full force and effect, or if not, stating the details of any modification, and stating that, as modified, it is in full force and effect, the date to which payments have been paid, and whether there is any existing default on the part of the other.

         15.02 No Partnership or Joint Venture. Nothing contained in this Agreement will be constructed to be or create a partnership or joint venture between Owner, any affiliate of Owner, its successors or assigns, on the one part, and Manager, any affiliate of Manager, its successors and assigns, on the other part.

         15.03 Modifications and Changes. This Agreement cannot be changed or modified except by another agreement in writing signed by the party sought to be charged therewith, or by its duly authorized agent. '

         15.04 Understanding and Agreements. This Agreement constitutes all of the understandings and agreements of whatsoever nature or kind existing between the parties with respect to Manager's management of the Hotel.

         15.05 Headings. The Article and Section headings contained herein are for convenience of reference only and arse not intended to define, limit or describe the scope or intent of any provisions of this Agreement.

         15.06 Survival of Covenants. Any covenant, term or provision of this Agreement which, in order to be effective, must survive the termination of this Agreement, will survive any such termination.

         15.07 Third Parties. None of the obligations of this Agreement of either party will nun to or be enforceable by any party other than the party to this Agreement or its assignee pursuant to the terms of this Agreement. Owner is expressly authorized to assign its tights under this Agreement to any mortgagee of the Hotel.

         15.08 Waivers. No failure by Manager or Owner to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement, or to exercise any right or remedy consequent upon the breach of this Agreement will constitute a waiver of any breach or any subsequent 'breach of any covenant, agreement, term, or condition. No covenant, agreement, term or condition of this Agreement and no breach of this Agreement will be waived, altered or modified except by written instrument. - No waiver of any breach will affect or alter this Agreement, but each and every covenant, agreement, term and condition of this Agreement will continue in full force and effect with respect to any other than existing or subsequent breach.


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--------------------------------

         15.09 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. VENUE FOR ANY CAUSE OF ACTION RELATING TO THIS AGREEMENT SHALL BE EXCLUSIVELY DALLAS COUNTY, TEXAS.

         15.10 Notices. Except as otherwise provided in this Agreement all notices required or permitted to be given hereunder, or which are to be given with respect to this Agreement, will be in writing sent by registered or certified mail, postage prepaid, return receipt requested,  addressed  to the party to be so  notified  as set forth on
         Schedule I. Any'hotice will be deemed delivered when received or receipt rejected Notices may also be delivered by hand, or by special courier, if, in either case, the addressee acknowledges receipt. Any notice delivered by hand, or by special courier, will be deemed delivered when received. Either party may at any time change the address for notice by written notice to the other party.

         15.11 Binding Effect. This Agreement will be binding upon, and will inure to the benefit of, the successors in interest and the assigns of the parties hereto, provided that no assignment, transfer, sale, pledge, encumbrance, mortgage, lease or sublease by or through Manager or by or through Owner, as the case may be, in violation of the provisions of this Agreement, will vest any rights relative to this Agreement in tire assignee, transferee, purchaser, secured party, mortgagee, pledgee, lessee, sublessee or occupant, or will diminish, reduce or release the obligations of the parties hereto.

         15.12 Confidentiality. Manager and Owner agree that the contents of this Agreement will not be disclosed to any other individual or entity (except as directed by law or judicial order), provided, Owner may disclose the contents of this Agreement to (i) its partners and limited partners, or shareholders and directors, if a corporate partner; and
         (ii) individuals or entities providing, or proposing to provide, financing to Owner.

         15.13 Non-Solicitation of Manager's Employees. Owner agrees that it will not, for a period of two (2) years from the date of expiration or earlier termination of this Agreement, directly or indirectly (i) solicit (other than general solicitations made to the public at large) the employment of any key employee, officer, or senior or regional director or property manager of Manager, or (ii) hire any key employee, officer, or senior or regional director or property manager employed by Manager or any former key employee, officer, or senior property manager (of Manager) whose employment with Manager has ceased within 180 days of such solicitation or hire. The term "key employee" includes regional and on-site hotel employees such as the regional vice presidents, regional directors of sales, district managers, hotel general managers and assistant general managers, hotel directors of sales, hotel food and beverage manager and assistant food and beverage managers, and executive housekeepers. Owner and Manager agree that Manager will suffer substantial damage as the result of the loss of trained and experienced supervisory personnel, and that Owner's agreement contained in this Section 15.13 is a material consideration. Further, Owner and Manager acknowledge that the damages that Manager will sustain as a result of Owner's breach of this provision are substantial but are difficult to ascertain. Therefore, owner and Manager agree to provide for liquidated damages in the sum of $500,000.00, representing Owner's and Manager's best estimate as to the damages that would be incurred by Manager from each separate breach of this Section 15.13 by Owner, and not as a penalty or forfeiture. Owner and Manager agree that such liquidated damages are in lieu of any other remedy and that the solicitation and/or employment of each individual in violation of this
         Section 15:13 will constitute a separate breach and give rise to a separate damage award. Owner will cause its subsidiaries and affiliates to comply with the provisions of this Section 15.13.



HOTEL/MOTEL MANAGEMENT AGREEMENT - Page 15
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

         IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed or caused this Agreement to be executed, all as of the day and year first above written.

                                          OWNER:
                                          -----


                                          Ameri-First Holdings, Inc.
                                          -----------------------------------
                                          a Texas corporation
                                           -------


                                          By: /s/ J.C. Bruteyn
                                             --------------------------------
                                             Name: Jeffrey C. Bruteyn
                                                  ---------------------------
                                             Title: President
                                                   --------------------------



                                          MANAGER:
                                          -------


                                          HMGT MANAGEMENT CORPORATION,
                                          a Delaware corporation

                                          BY:  /s/ Charles R. Wilkerson
                                             --------------------------------
                                             Charles R. Wilkerson, President






HOTEL/MOTEL MANAGEMENT AGREEMENT - Page 16
--------------------------------

                                   SCHEDULE I
                                   ----------
                               TERMS OF AGREEMENT
                               ------------------


1.       Date of Agreement: June 15, 2000

2.       Description of Hotel (Preamble): All  hospitality  properties  owned or controlled by Ameri-First Financial
                                             Group, Inc. and subsidiaries.  This
                                             includes   hotels,   motels,  Inns,
                                             resorts,   and    extended     stay
                                             properties.

3.       Commencement Date (Section 1.02):   June 27, 2000

4.       Expiration Date (Section 1.02):     June 27, 2000

5.       Capital Replacement Reserve Account (Section 2.08): 3.0%

6.       Agreement Limitations (Section 3.04):

         1.       Maximum Amount: 125,000

         2.       Time Period:    48 months

7.       Minimum Balance (Section 4.02):     $10,000

8.       Base Management Fee (Section 6.01): 4.0% of Gross Revenue

9.       Incentive Management Fee (Section 6.01):   2% of Gross Operating Profit

10.      Accounting Service Fee (Section 6.02):     $1500 per month per property
                                                    ($1,500 per  month per hotel
                                                    managed)

11.      Termination Fee (Section 13.01):    $1,000,000.00

12.      First Mortgage (Section 14.10):     all mortgages on all properties

13.      Ground Lease (Section 14.17):       if applicable

15.      Owner   (Section   14.32):   Ameri-First   Financial   Group  Inc.  and
                                             subsidiaries  including   but   not
                                             limited  to  Ameri-First  Financial
                                             Groups Inc.,  4514  Cole Ave,  Ste.
                                             806, Dallas,  Texas  75205,  Ameri-
                                             First Holdings Inc.

16.      Notices (Section 15.10)

17.      Use of the mark  "HomeGate":  HMGT  Management  Corporation  will allow
                                             Owner to use the mark "HomeGate" in
                                             the  Hotel  name as long as Manager
                                             continues  to  manage  the   Hotel.
                                             Owner  agrees to immediately  cease
                                             using HomeGate upon the termination
                                             of this Agreement.



HOTEL/MOTEL MANAGEMENT AGREEMENT - Page 17
--------------------------------